Exhibit 99.1

Stanley Black & Decker Completes Sale of Security Business to Securitas AB for $3.2 Billion

Transaction Further Focuses Stanley Black & Decker’s Portfolio on its Core Businesses

New Britain, Connecticut, July 22, 2022 … Stanley Black & Decker (NYSE: SWK) today announced that it has completed the previously announced sale of most of its Security assets to Securitas AB (STO: SECU B) for $3.2 billion in cash. The sale includes Stanley Black & Decker’s Commercial Electronic and Healthcare Security business lines (“Security”). Net proceeds from the sale are expected to fund debt reduction and the $2.3 billion share repurchase completed in the first quarter. This transaction was announced on December 8, 2021.

Donald Allan, Jr., Stanley Black & Decker’s President & Chief Executive Officer, commented, “The completed sale of our Security business is another major milestone in creating a more focused Stanley Black & Decker, leveraging our leadership position in Tools and Outdoor, as well as our highly engineered Industrial business.”

Security generated approximately $1.6 billion in revenue in 2021 with adjusted EBITDA margin in the low double-digits, implying a purchase price of approximately 16 times trailing adjusted EBITDA, which reflects the successful transformation of the business over the last several years. Supplementary historical financial information reflecting the Security divestiture recorded in discontinued operations is available on the investor section of the website or can be accessed directly through the following link: Form 8K.

About Stanley Black & Decker

Headquartered in the USA, Stanley Black & Decker (NYSE: SWK) is the world’s largest tool company operating nearly 50 manufacturing facilities across America and more than 100 worldwide. Guided by its purpose – for those who make the world – the company’s more than 60,000 diverse and high-performing employees produce innovative, award-winning power tools, hand tools, storage, digital tool solutions, lifestyle products, outdoor products, engineered fasteners and other industrial equipment to support the world’s makers, creators, tradespeople and builders. The company’s iconic brands include DEWALT®, BLACK+DECKER®, CRAFTSMAN®, STANLEY®, CUB CADET®, HUSTLER® and TROY-BILT®. Recognized for its leadership in environmental, social and governance (ESG), Stanley Black & Decker strives to be a force for good in support of its communities, employees, customers and other stakeholders. To learn more visit: www.stanleyblackanddecker.com.

Investor Contacts:

Dennis Lange

Vice President, Investor Relations

dennis.lange@sbdinc.com

(860) 827-3833

Cort Kaufman

Senior Director, Investor Relations

cort.kaufman@sbdinc.com

(860) 515-2741

Christina Francis

Director, Investor Relations

christina.francis@sbdinc.com

(860) 438-3470

Media Contacts:

Debora Raymond

Vice President, Public Relations

debora.raymond@sbdinc.com

(203) 640-8054

Cautionary Note Regarding Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements Stanley Black & Decker makes forward-looking statements in this press release which represent its expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements made in this press release, include, but are not limited to, statements concerning: use of proceeds to fund debt reduction and partially fund the $2.3 billion share repurchase completed in the first quarter.

You are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and other known and unknown factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to the use of proceeds to fund debt reduction and partially fund the $2.3 billion share repurchase completed in the first quarter.

Forward-looking statements made herein are also subject to risks and uncertainties, described in: Stanley Black & Decker’s 2021 Annual Report on Form 10-K, its subsequently filed Quarterly Reports on Form 10-Q; and other filings Stanley Black & Decker makes with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Stanley Black & Decker makes no commitment to revise or update any forward-looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement.

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